                                                                   Exhibit 10.56


                               September 30, 2004


Tractor Supply Company
200 Powell Place
Brentwood, TN  37027
Attn:  Calvin B. Massmann, CFO

        Re: Credit Agreement dated as of August 15, 2002 (as amended from time to time, the "CREDIT AGREEMENT") among Tractor Supply Company (the "BORROWER"), certain Subsidiaries of the Borrower from time to time party thereto (the "GUARANTORS"), the Lenders identified therein and Bank of America, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

Dear Mr. Massmann:

Reference is made to the Credit Agreement described above, the defined terms of which are incorporated herein by reference.

The parties hereto agree that the definition of "Consolidated EBITDA" in Section
1.1 of the Credit Agreement is amended to read as follows:

                "CONSOLIDATED EBITDA" MEANS, FOR ANY PERIOD, THE SUM OF (A) CONSOLIDATED NET INCOME FOR SUCH PERIOD, PLUS (B) AN AMOUNT WHICH, IN THE DETERMINATION OF CONSOLIDATED NET INCOME FOR SUCH PERIOD, HAS BEEN DEDUCTED FOR (I) CONSOLIDATED INTEREST EXPENSE, (II) TOTAL FEDERAL, STATE, LOCAL AND FOREIGN INCOME, VALUE ADDED AND SIMILAR TAXES, (III) DEPRECIATION AND AMORTIZATION EXPENSE AND (IV) ONE-TIME RELOCATION COSTS INCURRED DURING FISCAL YEAR 2004 IN AN AGGREGATE AMOUNT NOT EXCEEDING $3,000,000, ALL AS DETERMINED IN ACCORDANCE WITH GAAP.

The parties hereto agree that Section 8.15 of the Credit Agreement is amended to read as follows:

                8.15    CONSOLIDATED CAPITAL EXPENDITURES.

                THE CREDIT PARTIES WILL NOT PERMIT CONSOLIDATED CAPITAL EXPENDITURES TO EXCEED $110,000,000 FOR ANY FISCAL YEAR.

Pursuant to Section 2.4(b) of the Credit Agreement, the Borrower has requested that the Lenders extend the Maturity Date to February 27, 2008. Notwithstanding the notice periods in Section 2.4(b) of the Credit Agreement, the Lenders party hereto agree that the Maturity Date shall be extended to February 27, 2008.

All references in the Credit Agreement and the other Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended hereby.

Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect.

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                             Sincerely,

                             BANK OF AMERICA, N.A., as Administrative Agent



                             By:     /s/ Michael Brashier
                                     -------------------------------------------
                             Name:   Michael Brashier
                                     -------------------------------------------
                             Title:  Vice President
                                     -------------------------------------------

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

BORROWER:
                             TRACTOR SUPPLY COMPANY
                             A Delaware corporation



                             By:     /s/ Calvin B. Massmann
                                     -------------------------------------------
                             Name:   Calvin B. Massmann
                                     -------------------------------------------
                             Title: Senior Vice President / Chief Financial Officer
                                     -------------------------------------------

                             TRACTOR SUPPLY CO. OF MICHIGAN, LLC
                             A Michigan limited liability company



                             By:     /s/ Calvin B. Massmann
                                     -------------------------------------------
                             Name:   Calvin B. Massmann
                                     -------------------------------------------
                             Title:  Treasurer
                                     -------------------------------------------

                             TRACTOR SUPPLY CO. OF TEXAS, LP
                             A Texas limited partnership



                             By:     /s/ Calvin B. Massmann
                                     -------------------------------------------
                             Name:   Calvin B. Massmann
                                     -------------------------------------------
                             Title:  Treasurer
                                     -------------------------------------------

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

                             BANK OF AMERICA, N.A.


                             By:     /s/ Bryan Hulker
                                     -------------------------------------------
                             Name:   Bryan Hulker
                                     -------------------------------------------
                             Title:  Senior Vice President
                                     -------------------------------------------


                             U.S. BANK, NATIONAL ASSOCIATION


                             By:     /s/ Russell S. Rogers
                                     -------------------------------------------
                             Name:   Russell S. Rogers
                                     -------------------------------------------
                             Title:  Vice President
                                     -------------------------------------------


                             SOUTHTRUST BANK


                             By:     /s/ Michael Johnson
                                     -------------------------------------------
                             Name:   Michael Johnson
                                     -------------------------------------------
                             Title:  Vice President
                                     -------------------------------------------


                             AMSOUTH BANK


                             By:     /s/ Tom Dozier, Jr.
                                     -------------------------------------------
                             Name:   Tom Dozier, Jr.
                                     -------------------------------------------
                             Title:  Vice President
                                     -------------------------------------------


                             SUNTRUST BANK


                             By:     /s/ Carlos M. Murgas
                                     -------------------------------------------
                             Name:   Carlos M. Murgas
                                     -------------------------------------------
                             Title:  Vice President
                                     -------------------------------------------


                             COMPASS BANK


                             By:     /s/ Keely W. McGee
                                     -------------------------------------------
                             Name:   Keely W. McGee
                                     -------------------------------------------
                             Title:  Vice President
                                     -------------------------------------------

                             FIFTH THIRD BANK, N.A. (Tennessee)


                             By:     /s/ David J. Hicks
                                     -------------------------------------------
                             Name:   David J. Hicks
                                     -------------------------------------------
                             Title:  Vice President
                                     -------------------------------------------


                             BRANCH BANKING & TRUST COMPANY


                             By:     /s/ Natalie B. Nelson
                                     -------------------------------------------
                             Name:   Natalie B. Nelson
                                     -------------------------------------------
                             Title:  Business Services Officer
                                     -------------------------------------------


                             NATIONAL CITY BANK


                             By:     /s/ Michael J. Durbin
                                     -------------------------------------------
                             Name:   Michael J. Durbin
                                     -------------------------------------------
                             Title:  Senior Vice President
                                     -------------------------------------------


                             REGIONS BANK


                             By:     /s/ Jay Ingram
                                     -------------------------------------------
                             Name:   Jay Ingram
                                     -------------------------------------------
                             Title:  Assistant Vice President
                                     -------------------------------------------